EXHIBIT 99.1

Saga Communications, Inc.
Reports 2nd Quarter 2004 Results

Contact:
Samuel D. Bush
313/886-7070

Grosse Pointe Farms, MI – July 28, 2004 – Saga Communications, Inc. (NYSE-SGA) today reported net income of $4.9 million ($.23 per fully diluted share) for the quarter ended June 30, 2004 compared to $4.2 million ($.20 per fully diluted share) for 2003. For the quarter ended June 30, 2004, net operating revenue increased 10.5% over the comparable period in 2003 to approximately $35.1 million. Operating income increased 19.8% to approximately $9.1 million. Station operating income (net operating revenue less station operating expense) increased 16.2% to approximately $13.1 million for the quarter. On a same station basis for the quarter, net operating revenue increased 5.0% to approximately $33.4 million, operating income increased 17.4% to $8.9 million and station operating income (net operating revenue less station operating expense) increased 13.2% to approximately $12.8 million.

For the six months ended June 30, 2004 net income was $7.4 million ($.35 per fully diluted share) compared to $5.9 million ($.28 per fully diluted share) for 2003. For the six months ended June 30, 2004, net operating revenue increased 11.0% over the comparable period in 2003 to approximately $64.3 million. Operating income increased 21.0% to approximately $14.4 million. Station operating income (net operating revenue less station operating expense) increased 16.9% to approximately $21.8 million for the period. On a same station basis for the period, net operating revenue increased 6.2% to approximately $61.5 million, operating income increased 18.3% to $14.1 million and station operating income (net operating revenue less station operating expense) increased 14.1% to approximately $21.3 million.

Capital expenditures in the second quarter of 2004 were approximately $1.9 million with approximately $0.6 million being spent as a result of acquisitions. For the six months ended June 30, 2004, capital expenditures were approximately $4.3 million with $1.5 million being spent as a result of acquisitions. For the year ending December 31, 2004, total capital expenditures are expected to approximate $8.5 — $9.0 million with approximately $4.0 – $4.5 million being spent as a result of acquisitions.

The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2004 and 2003 acquisitions and dispositions occurred as of January 1, 2003.

Saga expects net revenue to be between $34.0 and $34.5 million and station operating expenses to be between $21.2 and $21.5 million on a pro forma basis for the third quarter of 2004. The guidance being provided is based on the economic and market conditions as of July 28, 2004. The Company can give no assurances as to whether these conditions will continue, or if they change, how such changes may affect the Company’s current expectations. While Saga may from time to time issue updated guidance, it assumes no obligation to do so.

Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to access its financial performance. Such non-GAAP measures include station operating income, same station financial information, pro forma station operating income and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 24 markets, including 53 FM and 27 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 3 low power television stations. Additionally, Saga has entered into agreements to acquire an AM and FM serving the Asheville, NC radio market and 2 FMs and 2 AMs serving the Ithaca NY radio market. For additional information contact us at 313/886-7070 or visit our website at www.sagacommunications.com.

Saga’s first quarter results conference call will be on Wednesday, July 28 at 3:00PM EDT. The dial in number for domestic calls is 888/273-9890. For international callers the number is 612/332-0820. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 737564. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes”, “expects”, “anticipates”, “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Month Periods
Ended June 30, 2004 and 2003
(amounts in 000’s except per share data)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2004	2003	2004	2003
	Operating Results
	Net revenue	$35,127	$31,790	$64,300	$57,931
	Station operating expense (excluding depreciation, amortization, corporate general and administrative)	22,007	20,497	42,525	39,310

	Station operating income (*)	13,120	11,293	21,775	18,621
	Corporate general and administrative	2,229	1,896	3,912	3,141
	Depreciation	1,709	1,671	3,383	3,390
	Amortization	67	120	109	210

	Operating income	9,115	7,606	14,371	11,880
	Interest expense	1,085	1,157	2,180	2,692
	Other (income) expense	65	(357)	73	(365)

	Income before income tax	7,965	6,806	12,118	9,553
	Income tax expense	3,104	2,577	4,726	3,675

	Net income	$4,861	$4,229	$7,392	$5,878

	Earnings per share:
	Basic	$.23	$.20	$.36	$.28

	Diluted	$.23	$.20	$.35	$.28

	Weighted average common shares	20,816	20,815	20,813	20,810
	Weighted average common shares and common equivalents	21,285	21,354	21,283	21,309
	Free Cash Flow
	Net Income	$4,861	$4,229	$7,392	$5,878
Plus:	Depreciation and amortization	1,776	1,791	3,492	3,600
	Deferred tax provision	1,274	896	1,939	1,335
	Less: Capital expenditures	(1,941)	(1,682)	(4,263)	(4,203)

	Free cash flow	$5,970	$5,234	$8,560	$6,610

	Balance Sheet Data
	Working capital			$18,562	$19,455
	Net fixed assets			63,718	60,709
	Net intangible and other assets			174,421	145,896
	Total assets			270,918	237,814
	Long term debt (including current portion of $0 and $98, respectively)			121,161	109,489
	Stockholders’ equity			113,522	99,482

(*)	Excluding depreciation, amortization, and corporate general and administrative

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$35,127	$31,790	$33,375	$31,790	$35,127	$33,974
Station operating expense	22,007	20,497	20,580	20,489	22,007	21,932

Station operating income (2)	13,120	11,293	12,795	11,301	13,120	12,042
Corporate general and administrative	2,229	1,896	2,229	1,896	2,229	1,896
Depreciation	1,709	1,671	1,588	1,671	1,709	1,722
Amortization	67	120	43	120	67	136

Operating income	9,115	7,606	$8,935	$7,614	9,115	8,288
Interest expense	1,085	1,157			1,085	1,229
Other (income) expense, net	65	(357)			65	(357)
Income tax expense	3,104	2,577			3,104	2,831

Net income	$4,861	$4,229			$4,861	$4,585

Earnings per share:
Basic	$0.23	$0.20			$0.23	$0.22

Diluted	$0.23	$0.20			$0.23	$0.21

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$31,362	$28,675	$29,895	$28,675	$31,362	$30,859
Station operating expense	19,169	18,077	17,992	18,076	19,169	19,512

Station operating income (2)	12,193	10,598	11,903	10,599	12,193	11,347
Depreciation	1,236	1,234	1,150	1,234	1,236	1,285
Amortization	64	117	40	117	64	133

Operating income	$10,893	$9,247	$10,713	$9,248	$10,893	$9,929

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$3,765	$3,115	$3,480	$3,115	$3,765	$3,115
Station operating expense	2,838	2,420	2,588	2,413	2,838	2,420

Station operating income (2)	927	695	892	702	927	695
Depreciation	423	388	388	388	423	388
Amortization	3	3	3	3	3	3

Operating income	$501	$304	$501	$311	$501	$304

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

(2)	Excludes depreciation, amortization, corporate general and administrative.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$64,300	$57,931	$61,536	$57,921	$65,007	$61,711
Station operating expense	42,525	39,310	40,281	39,291	42,988	42,266

Station operating income (2)	21,775	18,621	21,255	18,630	22,019	19,445
Corporate general and administrative	3,912	3,141	3,912	3,141	3,912	3,141
Depreciation	3,383	3,390	3,197	3,390	3,399	3,488
Amortization	109	210	85	210	110	244

Operating income	14,371	11,880	$14,061	$11,889	14,598	12,572
Interest expense	2,180	2,692			2,180	2,836
Other (income) expense, net	73	(365)			73	(365)
Income tax expense	4,726	3,675			4,819	3,899

Net income	$7,392	$5,878			$7,526	$6,202

Earnings per share:
Basic	$0.36	$0.28			$0.36	$0.30

Diluted	$0.35	$0.28			$0.35	$0.29

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$57,381	$52,200	$55,080	$52,190	$58,088	$55,980
Station operating expense	37,066	34,606	35,252	34,594	37,529	37,562

Station operating income (2)	20,315	17,594	19,828	17,596	20,559	18,418
Depreciation	2,450	2,515	2,299	2,515	2,466	2,613
Amortization	102	203	78	203	103	237

Operating income	$17,763	$14,876	$17,451	$14,878	$17,990	$15,568

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Net operating revenue	$6,919	$5,731	$6,456	$5,731	$6,919	$5,731
Station operating expense	5,459	4,704	5,029	4,697	5,459	4,704

Station operating income (2)	1,460	1,027	1,427	1,034	1,460	1,027
Depreciation	834	776	799	776	834	776
Amortization	7	7	7	7	7	7

Operating income	$619	$244	$621	$251	$619	$244

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

(2)	Excludes depreciation, amortization, corporate general and administrative.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
June 30, 2004 and 2003
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$29,880	$27,737	$35,127	$33,974		$32,118		$34,144
Station operating expense	20,981	20,334	22,007	21,932		20,323		22,178

Station operating income (2)	8,899	7,403	13,120	12,042	0	11,795	0	11,966
Corporate general and administrative	1,683	1,245	2,229	1,896		1,794		1,515
Depreciation	1,690	1,766	1,709	1,722		1,607		1,610
Amortization	43	108	67	136		141		129

Operating income	5,483	4,284	9,115	8,288	0	8,253	0	8,712
Interest expense	1,095	1,607	1,085	1,229		1,154		1,006
Other (income) expense, net	8	(8)	65	(357)		1,215		281
Income tax expense	1,715	1,068	3,104	2,831		2,376		2,792

Net income	$2,665	$1,617	$4,861	$4,585	$0	$3,508	$0	$4,633

Earnings per share:
Basic	$0.13	$0.08	$0.23	$0.22		$0.17		$0.22

Diluted	$0.13	$0.08	$0.23	$0.21		$0.16		$0.22

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$26,726	$25,121	$31,362	$30,859		$29,055		$30,706
Station operating expense	18,360	18,050	19,169	19,512		18,002		19,608

Station operating income (2)	8,366	7,071	12,193	11,347	0	11,053	0	11,098
Depreciation	1,230	1,328	1,236	1,285		1,208		1,125
Amortization	39	104	64	133		137		126

Operating income	$7,097	$5,639	$10,893	$9,929	$0	$9,708	$0	$9,847

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Net operating revenue	$3,154	$2,616	$3,765	$3,115		$3,063		$3,438
Station operating expense	2,621	2,284	2,838	2,420		2,321		2,570

Station operating income (2)	533	332	927	695	0	742	0	868
Depreciation	411	388	423	388		349		435
Amortization	4	4	3	3		4		3

Operating income (loss)	$118	($60)	$501	$304	$0	$389	$0	$430

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

(2)	Excludes depreciation, amortization, corporate general and administrative.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2004 and 2003
(Unaudited)

Reconciliation of Station Operating Income to GAAP Operating Income

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Operating income (GAAP)	$9,115	$7,606	$8,935	$7,614	$9,115	$8,288
Corporate general and administrative	2,229	1,896	2,229	1,896	2,229	1,896
Depreciation	1,709	1,671	1,588	1,671	1,709	1,722
Amortization	67	120	43	120	67	136

Station operating income	$13,120	$11,293	$12,795	$11,301	$13,120	$12,042

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Operating income (GAAP)	$10,893	$9,247	$10,713	$9,248	$10,893	$9,929
Corporate general and administrative	—	—	—	—	—	—
Depreciation	1,236	1,234	1,150	1,234	1,236	1,285
Amortization	64	117	40	117	64	133

Station operating income	$12,193	$10,598	$11,903	$10,599	$12,193	$11,347

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Operating income (GAAP)	$501	$304	$501	$311	$501	$304
Corporate general and administrative	—	—	—	—	—	—
Depreciation	423	388	388	388	423	388
Amortization	3	3	3	3	3	3

Station operating income	$927	$695	$892	$702	$927	$695

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2004 and 2003
(Unaudited)

Reconciliation of Station Operating Income to GAAP Operating Income

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Operating income (GAAP)	$14,371	$11,880	$14,061	$11,889	$14,598	$12,572
Corporate general and administrative	3,912	3,141	3,912	3,141	3,912	3,141
Depreciation	3,383	3,390	3,197	3,390	3,399	3,488
Amortization	109	210	85	210	110	244

Station operating income	$21,775	$18,621	$21,255	$18,630	$22,019	$19,445

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Operating income (GAAP)	$17,763	$14,876	$17,451	$14,878	$17,990	$15,568
Corporate general and administrative	—	—	—	—	—	—
Depreciation	2,450	2,515	2,299	2,515	2,466	2,613
Amortization	102	203	78	203	103	237

Station operating income	$20,315	$17,594	$19,828	$17,596	$20,559	$18,418

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003
Operating income (GAAP)	$619	$244	$621	$251	$619	$244
Corporate general and administrative	—	—	—	—	—	—
Depreciation	834	776	799	776	834	776
Amortization	7	7	7	7	7	7

Station operating income	$1,460	$1,027	$1,427	$1,034	$1,460	$1,027

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2004 and 2003
(Unaudited)

Reconciliation of Pro Forma Station Operating Income to GAAP Pro Forma Operating Income

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Pro forma operating income	$5,483	$4,284	$9,115	$8,288	$0	$8,253	$0	$8,712
Corporate general and administrative	1,683	1,245	2,229	1,896	—	1,794	—	1,515
Depreciation	1,690	1,766	1,709	1,722	0	1,607	0	1,610
Amortization	43	108	67	136	—	141	—	129

Pro forma station operating income	$8,899	$7,403	$13,120	$12,042	$0	$11,795	$0	$11,966

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Pro forma operating income	$7,097	$5,639	$10,893	$9,929	$0	$9,708	$0	$9,847
Corporate general and administrative	—	—	—	—	—	—	—	—
Depreciation	1,230	1,328	1,236	1,285	0	1,208	0	1,125
Amortization	39	104	64	133	—	137	—	126

Pro forma station operating income	$8,366	$7,071	$12,193	$11,347	$0	$11,053	$0	$11,098

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
Pro forma operating income (loss)	$118	($60)	$501	$304	$0	$389	$0	$430
Corporate general and administrative	—	—	—	—	—	—	—	—
Depreciation	411	388	423	388	0	349	0	435
Amortization	4	4	3	3	—	4	—	3

Pro forma station operating income	$533	$332	$927	$695	$0	$742	$0	$868

(1)	Pro Forma results assume all acquisitions and dispositions in 2003 and 2004 occurred as of January 1, 2003.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2004 and 2003
(Unaudited)

Reconciliation of Same Station Station Operating Income to GAAP Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$35,127	($1,752)	$33,375	$31,790	$0	$31,790
Station operating expense	22,007	(1,427)	20,580	20,497	(8)	20,489

Station operating income (2)	13,120	(325)	12,795	11,293	8	11,301
Corporate general and administrative	2,229	—	2,229	1,896	—	1,896
Depreciation	1,709	(121)	1,588	1,671	0	1,671
Amortization	67	(24)	43	120	—	120

Operating income	$9,115	($180)	$8,935	$7,606	$8	$7,614

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$31,362	($1,467)	$29,895	$28,675	$0	$28,675
Station operating expense	19,169	(1,177)	17,992	18,077	(1)	18,076

Station operating income (2)	12,193	(290)	11,903	10,598	1	10,599
Corporate general and administrative	—	—	—	—	—	—
Depreciation	1,236	(86)	1,150	1,234	0	1,234
Amortization	64	(24)	40	117	—	117

Operating income	$10,893	($180)	$10,713	$9,247	$1	$9,248

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$3,765	($285)	$3,480	$3,115	$0	$3,115
Station operating expense	2,838	(250)	2,588	2,420	(7)	2,413

Station operating income (2)	927	(35)	892	695	7	702
Corporate general and administrative	—	—	—	—	—	—
Depreciation	423	(35)	388	388	—	388
Amortization	3	—	3	3	—	3

Operating income	$501	$0	$501	$304	$7	$311

(2)	Excludes depreciation, amortization, corporate general and administrative.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the SixMonths Ended
June 30, 2004 and 2003
(Unaudited)

Reconciliation of Same Station Financial Information to GAAP Financial Information

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$64,300	($2,764)	$61,536	$57,931	($10)	$57,921
Station operating expense	42,525	(2,244)	40,281	39,310	(19)	39,291

Station operating income (2)	21,775	(520)	21,255	18,621	9	18,630
Corporate general and administrative	3,912	—	3,912	3,141	—	3,141
Depreciation	3,383	(186)	3,197	3,390	0	3,390
Amortization	109	(24)	85	210	—	210

Operating income	$14,371	($310)	$14,061	$11,880	$9	$11,889

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$57,381	($2,301)	$55,080	$52,200	($10)	$52,190
Station operating expense	37,066	(1,814)	35,252	34,606	(12)	34,594

Station operating income (2)	20,315	(487)	19,828	17,594	2	17,596
Corporate general and administrative	—	0	—	—	—	—
Depreciation	2,450	(151)	2,299	2,515	0	2,515
Amortization	102	(24)	78	203	—	203

Operating income	$17,763	($312)	$17,451	$14,876	$2	$14,878

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2004	Period	2004	2003	Period	2003
Net operating revenue	$6,919	($463)	$6,456	$5,731	$0	$5,731
Station operating expense	5,459	(430)	5,029	4,704	(7)	4,697

Station operating income (2)	1,460	(33)	1,427	1,027	7	1,034
Corporate general and administrative	—	0	—	—	—	—
Depreciation	834	(35)	799	776	0	776
Amortization	7	0	7	7	—	7

Operating income	$619	$2	$621	$244	$7	$251

(2)	Excludes depreciation, amortization, corporate general and administrative.